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                                                                  Exhibit 10.134


                 CONVERTIBLE PREFERRED STOCK PURCHASE AGREEMENT

                                     Between

                                   ECOGEN INC.

                                       and

                      UNITED EQUITIES (COMMODITIES) COMPANY

                           Dated as of August 20, 1998
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      CONVERTIBLE PREFERRED STOCK PURCHASE AGREEMENT (this "Agreement"), dated as of August 20, 1998, between Ecogen Inc., a Delaware corporation (the "Company"), and United Equities (Commodities) Company, a New York general partnership (the "Purchaser").

      WHEREAS, the Company and the Purchaser are parties to (i) a Convertible Note Purchase Agreement (the "Note Purchase Agreement"), dated October 31, 1997 and (ii) an 8% Convertible Note due October 31, 2002 (the "Convertible Note");

      WHEREAS, the Convertible Note (including accrued but unpaid interest) currently has an outstanding balance of $3,233,747.56; and

      WHEREAS, subject to the terms and conditions set forth in this Agreement, the Company desires to issue and sell to the Purchaser and the Purchaser desires to purchase from the Company, shares of the Company's 8% Series 1998-C Convertible Preferred Stock, par value $.01 per share (the "Preferred Stock"), and the Purchaser intends to tender the Convertible Note in consideration of the purchase price for the Preferred Stock.

      IN CONSIDERATION of the mutual covenants contained in this Agreement the receipt and sufficiency of which are hereby acknowledged by the parties, the Company and Purchaser agree as follows:

                                    ARTICLE I
                      PURCHASE AND SALE OF PREFERRED STOCK

      1.1 Purchase and Sale. (a) Subject to the terms and conditions set forth herein, the Company shall issue and sell to the Purchaser, and the Purchaser shall purchase from the Company 32,338 shares of the Preferred Stock (the "Shares") at a purchase price per share of $100.00, payable by the surrender of the Convertible Note for cancellation by the Company.

            (b) The Preferred Stock shall have the respective rights, preferences and privileges set forth in the form of Certificate of Designations, Preferences and Rights of 8% Series 1998-C Convertible Preferred Stock attached hereto as Exhibit A (the "Certificate of Designations"), which Certificate of Designations, appropriately completed, shall be filed prior to the time of the Closing (as defined below) by the Company with the Secretary of State of Delaware.

      1.2 The Closing. (a) The closing of the purchase and sale of the Shares (the "Closing") shall take place at the offices of Paul, Hastings, Janofsky & Walker LLP, 1055 Washington Boulevard, Stamford, CT 06901, immediately following the execution hereof
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or such later date as the parties shall agree. The date of the Closing is hereinafter referred to as the "Closing Date."

            (b) At the Closing, the Company shall deliver to the Purchaser a stock certificate representing 32,338 Shares registered in the name of the Purchaser against delivery by the Purchaser of the Convertible Note to be canceled.

                                   ARTICLE II
                         REPRESENTATIONS AND WARRANTIES

      2.1 Representations, Warranties and Agreements of the Company. The Company hereby makes the following representations and warranties to the Purchaser:

            (a) Organization and Qualification. The Company is a corporation, duly incorporated, validly existing and in good standing under the laws of the State of Delaware, with the requisite corporate power and authority to own and use its properties and assets and to carry on its business as currently conducted. Ecogen Investments Inc., a Delaware corporation ("E-Investments"), Ecogen-Bio Inc., a Delaware corporation ("E-Bio") and Ecogen Technologies I Incorporated, a Delaware corporation ("ETech" and, together with E-Investments and E-Bio, the "Subsidiaries"), comprise all of the entities which would be deemed "significant subsidiaries" of the Company, as such term is defined in Rule 1-02(w) of Regulation S-X promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act"). The Company is the owner of all of the issued and outstanding capital stock of E-Investments and E-Bio, and is the owner of no less than 70% of the issued and outstanding common stock of ETech, free and clear of any and all liens, claims, charges or encumbrances or rights of first refusal of any nature whatsoever (collectively, "Liens").

            (b) Authorization; Enforcement. The Company has the requisite corporate power and authority to enter into and to consummate the transactions contemplated by each of this Agreement, the Certificate of Designations and the Registration Rights Agreement, dated the date hereof, between the Company and the Purchaser (together, the "Transaction Documents") and otherwise to carry out its obligations thereunder. The execution and delivery of each of the Transaction Documents by the Company and the consummation by it of the transactions contemplated thereby have been duly authorized by all necessary action on the part of the Company and no further action is required by the Company. Each of the Transaction Documents has been duly executed by the Company and, when delivered (or filed, as the case may be) in accordance with the terms hereof, will constitute the valid and binding obligation of the Company enforceable against the Company in accordance with its terms. Neither the Company nor any Subsidiary is in violation of any of the provisions of its respective certificate of incorporation, by-laws or other charter documents.


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            (c) Capitalization. The number of authorized, issued and outstanding shares of capital stock of the Company is set forth in Schedule 2.1(c). No shares of Common Stock are entitled to preemptive or similar rights, nor is any holder of the Common Stock entitled to preemptive or similar rights arising out of any agreement or understanding with the Company by virtue of any of the Transaction Documents, except as set forth in Schedule 2.1(c). Except as disclosed in Schedule 2.1(c), there are no outstanding options, warrants, script rights to subscribe to, calls or commitments of any character whatsoever relating to, or, except as a result of the purchase and sale of the Shares, securities, rights or obligations convertible into or exchangeable for, or giving any Person (as defined in the Certificate of Designations) any right to subscribe for or acquire any shares of Common Stock, or contracts, commitments, understandings, or arrangements by which the Company or any Subsidiary is or may become bound to issue additional shares of Common Stock, or securities or rights convertible into, or exchangeable for, shares of Common Stock.

            (d) Issuance of the Shares. The Shares are duly authorized, and, when issued and paid for in accordance with the terms hereof, shall have been validly issued, fully paid and nonassessable, free and clear of all Liens. The Company has on the date hereof and will, at the Closing Date and at all times while the Shares are outstanding, maintain an adequate reserve of duly reserved shares of Common Stock, reserved for issuance to the holders of the Shares to enable it to perform its conversion and other obligations under this Agreement and the Certificate of Designations, including the issuance of Common Stock upon conversion of additional Shares issued as payment of dividends on the Shares (such additional Shares, the "Dividend Shares"). The shares of Common Stock issuable upon conversion of the Shares and Dividend Shares are collectively referred to herein as the "Underlying Shares." The Shares, the Dividend Shares and the Underlying Shares are collectively referred to as the "Securities." When issued in accordance with the terms of the Certificate of Designations, the Underlying Shares shall have been duly authorized, validly issued, fully paid and nonassessable, free and clear of all Liens.

            (e) No Conflicts. The execution, delivery and performance of the Transaction Documents by the Company and the consummation by the Company of the transactions contemplated thereby do not and will not (i) conflict with or violate any provision of its certificate of incorporation, bylaws or other charter documents (each as amended through the date hereof), or (ii) subject to obtaining the consents referred to in Section 2.1(f), conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, credit facility, indenture or instrument (evidencing a Company debt or otherwise) to which the Company or any Subsidiary is a party or by which any property or asset of the Company or any Subsidiary is bound or affected, or (iii) result in a violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or governmental authority to which the Company is subject (including Federal and state securities laws and regulations), or by which


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any property or asset of the Company is bound or affected, except in the case of each of clauses (ii) and (iii), as is not reasonably likely to, individually or in the aggregate, (x) adversely affect the legality, validity or enforceability of the Securities or any of the Transaction Documents, (y) have or result in a material adverse effect on the business, operations, property, assets, liabilities or condition (financial or otherwise) of the Company and the Subsidiaries, taken as a whole, or (z) adversely impair the Company's ability to perform fully on a timely basis its obligations under any of the Transaction Documents (any of (x), (y) or (z), being a "Material Adverse Effect"). The business of the Company is not being conducted in violation of any law, ordinance or regulation of any governmental authority, except as set forth in
Schedule 2.1(e) and for violations which, individually or in the aggregate, are not reasonably likely to have or result in a Material Adverse Effect.

            (f) Consents and Approvals. Except as specifically set forth in
Schedule 2.1(f), neither the Company nor any Subsidiary is required to obtain any consent, waiver, authorization or order of, give any notice to, or make any filing or registration with, any court or other Federal, state, local or other governmental authority or other Person in connection with the execution, delivery and performance by the Company of the Transaction Documents, other than
(i) the filings of the Certificate of Designation with the Secretary of State of Delaware, (ii) the filing of the Registration Statement (the "Underlying Securities Registration Statement") with the Securities and Exchange Commission (the "Commission") pursuant to the Registration Rights Agreement, (iii) the application(s) to the Nasdaq National Market ("NASDAQ") for the listing of the Underlying Shares with the NASDAQ (and with any other national securities exchange or market on which the Common Stock is then listed), (iv) the filing of a Form D with the Commission, and (v) in all other cases where the failure to obtain such consent, waiver, authorization or order, or to give such notice or make such filing or registration is not reasonably likely to have or result in, individually or in the aggregate, a Material Adverse Effect (together with the consents, waivers, authorizations, orders, notices and filings referred to in
Schedule 2.1(f), the "Required Approvals").

            (g) Litigation; Proceedings. Except as specifically disclosed in the SEC Documents (as defined below) or as set forth in Schedule 2.1(g), there is no action, suit, notice of violation, proceeding or investigation pending or, to the knowledge of the Company, threatened against or affecting the Company or any of its Subsidiaries or any of their respective properties before or by any court, governmental or administrative agency or regulatory authority (Federal, state, county, local or foreign) which is reasonably likely, individually or in the aggregate, to have or result in a Material Adverse Effect.

            (h) SEC Documents; Financial Statements. The Company has previously furnished the Purchaser with true and correct copies of the following documents which have been filed by the Company with the Commission pursuant to the Exchange Act: (i) its annual report on Form 10-K for the fiscal year ended October 31, 1997, as amended; (ii) its proxy statement with respect to the Company's annual meeting of stockholders held on May 7,


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1998, (iii) its quarterly reports on Form 10-Q for the fiscal quarters ended
January 31, 1998 and April 30, 1998; and (iv) all currents reports filed on Form 8-K filed by the Company with the Commission during the period from and after October 31, 1997 (all of which filings are herein called the "SEC Documents" and, together with the Schedules to this Agreement, the "Disclosure Materials"). The SEC Documents constitute all reports the Company was required to file under the Exchange Act since October 31, 1997. At the time of filing with the Commission, the SEC Documents were prepared in all material respects in accordance with the applicable requirements of the Exchange Act and the rules and regulations thereunder, did not contain any untrue statement of a material fact, and did not omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. The audited and unaudited consolidated financial statements contained in the SEC Documents are true and correct in all material respects and present fairly in all material respects the consolidated financial condition and results of operations and changes in stockholders' equity and cash flows of the Company and its consolidated subsidiaries as of the dates and for the periods indicated, in each case in accordance with generally accepted accounting principles consistently applied during the periods presented, except as may otherwise be stated in such financial statements. For purposes of this Agreement, all financial statements of the Company shall be deemed to include the notes to such financial statements. None of the Company or any Subsidiary has any liabilities or obligations of any nature (whether accrued, absolute, contingent or otherwise) that would be required to be reflected on, or reserved against in, a consolidated balance sheet of the Company or in the notes thereto, prepared in accordance with generally accepted accounting principles consistently applied except for (A) liabilities or obligations that were reserved on or reflected in the consolidated balance sheet of the Company at October 31, 1997 (and notes thereto) included in the SEC Documents, (B) liabilities or obligations arising in the ordinary course of business since October 31, 1997, (C) liabilities or obligations which are not, individually or in the aggregate, material to the Company and its Subsidiaries taken as a whole, or (D) liabilities and obligations described in the SEC Documents.

            (i) Certain Fees. No fees or commissions will be payable by the Company to any broker, financial advisor or consultant, finder, placement agent, investment banker, or bank with respect to the transactions contemplated by this Agreement.

            (j) No Default or Violation. Neither the Company nor any Subsidiary
(i) is in default under or in violation of (and no event has occurred which has not been waived which, with notice or lapse of time or both, would result in a default by the Company or any Subsidiary under), nor has the Company or any Subsidiary received notice of a claim that it is in default under or that it is in violation of, any indenture, loan or credit agreement or any other agreement or instrument to which it is a party or by which it or any of its properties is bound, (ii) is in violation of any order of any court, arbitrator or governmental body, or (iii) is in violation of any statute, rule or regulation of any governmental authority, except, with


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respect to each of (i), (ii) and (iii), as set forth in Schedule 2.1(j) and as is not reasonably likely, individually or in the aggregate, to have or result in a Material Adverse Effect.

            (k) Form S-3 Eligibility. The Company is, and at the Closing Date will be, eligible to register securities for resale with the Commission under Form S-3 promulgated under the Securities Act.

            (l) Seniority. Except as set forth in Schedule 2.1(l), no class of equity securities of the Company is senior to the Shares in right of payment, whether upon liquidation or dissolution, or otherwise.

            (m) Patents and Trademarks. The Company has, or has rights to use, all patents, patent applications, trademarks, trademark applications, service marks, trade names, copyrights, licenses and rights (collectively, the "Intellectual Property Rights") which the Company reasonably believes are necessary for use in connection with its business, and which the failure to so have would have a Material Adverse Effect. To the best knowledge of the Company, all such Intellectual Property Rights are enforceable and there is no existing infringement by another Person of any of the Intellectual Property Rights that is reasonably likely to have a Material Adverse Effect.

            (n) Listing and Maintenance Requirements Compliance. Except as set forth in Schedule 2.1(n), the Company has not in the two years preceding the date hereof received notice (written or oral) from NASDAQ or any other stock exchange, market or trading facility on which the Common Stock is or has been listed (or on which it has been quoted) to the effect that the Company is not in compliance with respect to the Common Stock with the listing or maintenance requirements of such exchange or market. The Company is in compliance with all such maintenance requirements.

            (o) Registration Rights; Rights of Participation. Except as set forth in Schedule 2.1(o), (i) the Company has not granted or agreed to grant to any Person any rights (including "piggy-back" registration rights) to have any securities of the Company registered with the Commission or any other governmental authority which has not been satisfied and (ii) no Person, has any right of first refusal, preemptive right, right of participation, or any similar right to participate in the transactions contemplated by the Transaction Documents.

            (p) Regulatory Permits. The Company and the Subsidiaries possess all certificates, authorizations and permits issued by the appropriate Federal, state or foreign regulatory authorities necessary to conduct their respective businesses as described in the SEC Documents, except where the failure to possess such permits could not, individually or in the aggregate, have or result in a Material Adverse Effect.


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            (q) Investment Company. The Company is not, and is not an Affiliate
(as defined in Rule 405 under the Securities Act) ) of, an "investment company" within the meaning of the Investment Company Act of 1940, as amended.

      2.2 Representations and Warranties of the Purchaser. The Purchaser hereby represents and warrants to the Company as follows:

            (a) Organization: Authority. The Purchaser is a company duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization with the requisite organizational power and authority, to enter into and to consummate the transactions contemplated by the Transaction Documents and otherwise to carry out its obligations thereunder. The purchase by the Purchaser of the Securities hereunder has been duly authorized by all necessary action on the part of the Purchaser. Each of this Agreement and the Registration Rights Agreement has been duly executed and delivered by the Purchaser and constitutes the valid and legally binding obligation of the Purchaser, enforceable against it in accordance with its terms.

            (b) Investment Intent. The Purchaser is acquiring the Securities for its own account for investment purposes only and not with a view to or for distributing or reselling such Securities or any part thereof or interest therein, without prejudice, however, to the Purchaser's right, subject to the provisions of this Agreement and the Registration Rights Agreement, at all times to sell or otherwise dispose of all or any part of such Securities pursuant to an effective registration statement under the Securities Act and in compliance with applicable state securities laws or under an exemption from such registration.

            (c) Purchaser Status. At the time the Purchaser was offered the Shares, it was, and at the date hereof, it is, and at the Closing Date, it will be, an "accredited investor" as defined in Rule 501(a) under the Securities Act.

            (d) Experience of the Purchaser. The Purchaser, either alone or together with its representatives, has such knowledge, sophistication and experience in business and financial matters so as to be capable of evaluating the merits and risks of the prospective investment in the Securities, and has so evaluated the merits and risks of such investment.

            (e) Ability of the Purchaser to Bear Risk of Investment. The Purchaser is able to bear the economic risk of an investment in the Securities and, at the present time, is able to afford a complete loss of such investment.

            (f) Access to Information. The Purchaser acknowledges receipt of the Disclosure Materials and further acknowledges that it has reviewed the Disclosure Materials and has been afforded (i) the opportunity to ask such questions as it has deemed necessary


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of, and to receive answers from, representatives of the Company concerning the terms and conditions of the offering of the Securities and the merits and risks of investing in the Securities; (ii) access to information about the Company and the Company's financial condition, results of operations, business, properties, management and prospects sufficient to enable it to evaluate its investment; and
(iii) the opportunity to obtain such additional information which the Company possesses or can acquire without unreasonable effort or expense that is necessary to make an informed investment decision with respect to the investment and to verify the accuracy and completeness of the information contained in the Disclosure Materials.

            (g) General Solicitation. The Purchaser is not purchasing the Shares as a result of or subsequent to any advertisement, article, notice or other communication published in any newspaper, magazine or similar media or broadcast over television or radio or presented at any seminar.

            (h) Reliance. The Purchaser understands and acknowledges that (i) the Securities are being offered and sold to it without registration under the Securities Act in a private placement that is exempt from the registration provisions of the Securities Act and (ii) the availability of such exemption, depends in part on, and the Company will rely upon the accuracy and truthfulness of, the foregoing representations and the Purchaser hereby consents to such reliance.

            The Company acknowledges and agrees that the Purchaser makes no representations or warranties with respect to the transactions contemplated hereby other than those specifically set forth in this Section 2.2.

                               ARTICLE III
                     OTHER AGREEMENTS OF THE PARTIES

      3.1 Transfer Restrictions. (a) Securities may only be disposed by the Purchaser or a subsequent transferee of the Securities pursuant to an effective registration statement under the Securities Act, to the Company or pursuant to an available exemption from or in a transaction not subject to the registration requirements of the Securities Act. In connection with any transfer of Securities other than pursuant to an effective registration statement or to the Company, except as otherwise set forth herein, the Company may require the transferor thereof to provide to the Company an opinion of counsel selected by the transferor and reasonably satisfactory to the Company, the form and substance of which opinion shall be reasonably satisfactory to the Company, to the effect that such transfer does not require registration under the Securities Act. Notwithstanding the foregoing, the Company hereby consents to and agrees to register on the books of the Company and with any transfer agent for the securities of the Company any transfer of Securities by the Purchaser to an Affiliate


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(as defined in Rule 405 under the Securities Act) of the Purchaser, provided that transferee certifies to the Company that it is an "accredited investor" as defined in Rule 501(a) under the Securities Act and that it is acquiring the Securities solely for investment purposes. Any such transferee shall agree in writing to be bound by the terms of this Agreement and shall have the rights of a Purchaser under this Agreement and the Registration Rights Agreement.

            (b) The Purchaser agrees to the imprinting of the following legend on the Securities:

            NEITHER THESE SECURITIES NOR THE SECURITIES INTO WHICH THESE SECURITIES ARE CONVERTIBLE HAVE BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS.

            THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN RESTRICTIONS ON TRANSFER SET FORTH IN A CONVERTIBLE PREFERRED STOCK PURCHASE AGREEMENT, DATED AS OF AUGUST 20, 1998, BETWEEN ECOGEN INC. (THE "COMPANY") AND THE ORIGINAL HOLDER HEREOF. A COPY OF THAT AGREEMENT IS ON FILE AT THE PRINCIPAL OFFICE OF THE COMPANY.

            Underlying Shares shall not contain the legend set forth above nor any other legend if the conversion of Shares and Dividend Shares or other issuances of Underlying Shares as contemplated hereby or by the Certificate of Designations occurs at any time while an Underlying Securities Registration Statement is effective under the Securities Act or in the event there is not an effective Underlying Securities Registration Statement at such time, if in the opinion of counsel to the Company such legend is not required under applicable requirements of the Securities Act (including judicial interpretations and pronouncements issued by the staff of the Commission). The Company shall cause its counsel to issue the Transfer Agent instructions attached hereto as Exhibit D to the Company's transfer agent on the day that the Underlying Securities Registration Statement is declared effective by the Commission. The Company agrees that it will provide the Purchaser, upon request, with a certificate or certificates representing Underlying Shares, free from such legend at such time as such legend is no longer required hereunder. The Company may not make any notation


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on its records or give instructions to any transfer agent of the Company which enlarge the restrictions of transfer set forth in this Section.

            (c) Notwithstanding anything contained in this Section 3.1 to the contrary, the Purchaser agrees that (i) for a period of one year from the date hereof, it shall not transfer or otherwise dispose of any Shares, Dividend Shares or Underlying Shares, to any Person (other than an Affiliate), and (ii) thereafter, any transfer or other disposition of Shares and/or Dividend Shares otherwise permitted hereunder shall be in an aggregate amount of no less than 200,000 such shares (or, if less, the aggregate amount of the Shares and Dividend Shares then held by the Purchaser).

      3.2 Furnishing of Information. As long as the Purchaser owns Securities, the Company covenants to timely file (or obtain extensions in respect thereof and file within the applicable grace period) all reports required to be filed by the Company after the date hereof pursuant to Section 13(a) or 15(d) of the Exchange Act. As long as the Purchaser owns Securities, if the Company is not required to file reports pursuant to such sections, it will prepare and furnish to the Purchaser and make publicly available in accordance with Rule 144(c) promulgated under the Securities Act annual and quarterly financial statements, together with a discussion and analysis of such financial statements in form and substance substantially similar to those that would otherwise be required to be included in reports required by Section l3(a) or 15(d) of the Exchange Act, as well as any other information required thereby, in the time period that such filings would have been required to have been made under the Exchange Act. The Company further covenants that it will take such further action as any holder of Securities may reasonably request, all to the extent required from time to time to enable such Person to sell Underlying Shares without registration under the Securities Act within the limitation of the exemptions provided by Rule 144 promulgated under the Securities Act, including the legal opinion referenced above in this Section. Upon the reasonable request of any such Person, the Company shall deliver to such Person a written certification of a duly authorized officer as to whether it has complied with such requirements.

      3.3 Blue Sky Laws. In accordance with the Registration Rights Agreement, the Company shall qualify or exempt the issuance and sale of the Underlying Shares under the securities or Blue Sky laws of such jurisdictions as the Purchaser may reasonably request and shall continue such qualification or exemption at all times until the Purchaser notifies the Company in writing that it no longer owns Securities; provided, however, that neither the Company nor its Subsidiaries shall be required in connection therewith to qualify as a foreign corporation where they are not now so qualified or to take any action that would subject the Company to general service of process in any such jurisdiction where it is not then required to be so subject or subject the Company to any material tax in any such jurisdiction where it is not then so subject.


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      3.4 Integration. The Company shall not, and shall use its best efforts to ensure that no Affiliate shall, sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any security (as defined in Section 2 of the Securities Act) that would be integrated with the offer or sale of the Securities in a manner that would require the registration under the Securities Act of the sale of the Securities to the Purchaser.

      3.5 Listing and Reservation of Underlying Shares. The Company shall maintain a reserve of Common Stock for issuance upon conversion of the Shares and Dividend Shares, in accordance with their terms, in such amount as may be required to perform its obligations in full under the Transaction Documents and shall file additional listing applications with respect to such Shares and Dividend Shares as required under applicable rules of NASDAQ or other applicable securities exchanges.

      3.6 Right of First Refusal; Subsequent Registrations. (a) Subject to the rights of Monsanto Company and the holders of the Company's Series 1998-A Convertible Preferred Stock, and the Series 1998-B Convertible Preferred Stock, if any, and except as provided for in Schedule 3.6, the Company shall not, directly or indirectly, without the prior written consent of the Purchaser, offer, sell, grant any option to purchase, or otherwise dispose of (or announce any offer, sale, grant or any option to purchase or other disposition) any of its or its Affiliates' equity or equity equivalent securities in a transaction intended to be exempt or not subject to registration under the Securities Act (a "Subsequent Placement") for a period of 180 days after the Closing Date, except
(i) the granting of options or warrants to employees, officers and directors, and the issuance of shares upon exercise of options granted, under any stock option plan heretofore or hereinafter duly adopted by the Company, (ii) shares issued upon exercise of any currently outstanding warrants and upon conversion of any currently outstanding convertible security in each case disclosed in
Schedule 2.1(c), (iii) shares of Common Stock issued upon conversion of the Shares and Dividend Shares in accordance with the Certificate of Designations,
(iv) shares of Common Stock issued in connection with a Strategic Transaction (as defined below); unless (A) the Company delivers to the Purchaser a written notice (the "Subsequent Placement Notice") of its intention to effect such Subsequent Placement, which Subsequent Placement Notice shall describe in reasonable detail the proposed terms of such Subsequent Placement, the amount of proceeds intended to be raised thereunder, the Person with whom such Subsequent Placement shall be effected, the date on which the Company reasonably expects such Subsequent Placement to close and attached to which shall be a term sheet or similar document relating thereto and (B) the Purchaser shall not have notified the Company by 5:00 p.m. (New York City time) on the fifth (5th) Business Day after its receipt of the Subsequent Placement Notice of its willingness to cause the Purchaser to provide (or to cause its sole designee, which must be an affiliate of the Purchaser, to provide), subject to completion of mutually acceptable documentation, financing to the Company on substantially the terms set forth in the Subsequent Placement Notice. If the Purchaser shall fail to notify the Company of its intention to enter into such negotiations within such time period, the Company may effect the Subsequent Placement substantially upon the terms and to the Persons (or Affiliates of such Persons) set forth in the Subsequent Placement Notice; provided, that the Company shall provide the Purchaser with a second Subsequent Placement Notice, and the Purchaser shall again have the right of first refusal set forth above in this paragraph (a), if the Subsequent Placement subject to the initial Subsequent Placement Notice shall not have been consummated for any reason on the terms set forth in such Subsequent Placement Notice within sixty
(60) Business Days after the date of the initial Subsequent Placement Notice with the Person (or an Affiliate of such Person) identified in the Subsequent Placement Notice. If the Purchaser exercises its right of first refusal, the closing shall take place at the time contemplated in the Subsequent Placement Notice, subject to completion of mutually acceptable documentation, which the parties shall negotiate in good faith. For purposes of this Section 3.6, a "Strategic Transaction" shall mean a transaction or relationship in which the Company issues equity securities to an entity which is, itself or through its subsidiaries, an operating company in a business related to the business of the Company and in which the Company receives material benefits in addition to the investment of funds, but shall not include a transaction in which the Company is issuing securities primarily for the purpose of raising capital.

            (b) Except for (w) Underlying Shares, (x) other "Registrable Securities" (as such term is defined in the Registration Rights Agreement) to be registered in accordance with the Registration Rights Agreement, (y) the securities listed on Schedule 2.1(o), and (z) Company securities to be registered for resale in connection with actions permitted pursuant to paragraph
(a)(i) through (iv) of this Section 3.6, the Company shall not, without the prior written consent of the Purchaser (i) issue or sell any of its or any of its Affiliates' equity or equity-equivalent securities pursuant to Regulation S promulgated under the Securities Act, or (ii) register for resale any securities of the Company, for a period of not less than 90 calendar days after the date that an Underlying Securities Registration Statement is declared effective by the Commission. Any days that the Purchaser is unable to sell Underlying Shares under an Underlying Securities Registration Statement shall be added to such 90 day period.

      3.7 Bank Agreements. The Company shall not enter into any agreements which would prohibit the Company from performing its obligations hereunder.

      3.8 Exclusivity. The Company shall not issue and sell any Shares to any Person other than the Purchaser except with the specific prior written consent of the Purchaser.

      3.9 Further Assurances. Each of the parties shall execute such documents and perform such further acts (including, without limitation, obtaining any consents, exemptions, authorizations, or other actions by, or giving any notices to, or making any filings with, any Person) as may be reasonably required or desirable to carry out or to perform its obligations under this Agreement.

      3.10 Reimbursement. If the Purchaser, other than by reason of its gross negligence or willful misconduct, becomes involved in any capacity in any action, proceeding or investigation brought by or against any Person, including stockholders of the Company, in connection with or as a result of the consummation of the transactions contemplated hereby, the Company will reimburse the Purchaser for its reasonable legal and other expenses (including the cost of any investigation and preparation) incurred in connection therewith, as such expenses are incurred. In addition, other than with respect to any matter in which the Purchaser is a named party, the Company will pay the Purchaser the charges, as reasonably determined by the Purchaser, for the time of any officers or employees of the Purchaser devoted to appearing and preparing to appear as witnesses, assisting in preparation for hearings, trials or pretrial matters, or otherwise with respect to inquiries, hearings, trials, and other proceedings relating to the subject matter of this Agreement. The reimbursement obligations of the Company under this paragraph shall be in addition to any liability which the Company may otherwise have, shall extend upon the same terms and conditions to any Affiliates of the Purchaser who are actually named in such action, proceeding or investigation, and partners, directors, agents, employees and controlling persons (if any), as the case may be, of the Purchaser and any such Affiliate, and shall be binding upon and inure to the benefit of any successors, assigns, heirs and personal representatives of the Company, the Purchaser and any such Affiliate and any such Person. The Company also agrees that neither the Purchaser nor any such Affiliates, partners, directors, agents, employees or controlling persons shall have any liability to the Company or to any Person asserting claims on behalf of or in right of the Company in connection with or as a result of the consummation of the transactions contemplated hereby except to the extent that any losses, claims, damages, liabilities or expenses incurred by the Company result from the gross negligence or willful misconduct of the Purchaser or entity in connection with the transactions contemplated by this Agreement. Notwithstanding the foregoing, the Company shall only be responsible for reimbursement obligations pursuant to this Section 3.10 to the extent that they arise solely from this Agreement, exclusive of Purchaser's beneficial ownership of other securities of the Company, the role of any partner of Purchaser on the Company's Board of Directors and the role of any of Purchaser's designees on the Company's Board of Directors.

                                   ARTICLE IV
                   CONDITIONS TO OBLIGATIONS OF THE PURCHASER

            The Purchaser's obligation to purchase the Shares at the Closing is subject to the fulfillment on or prior to the Closing Date of each of the following conditions, unless waived in writing by the Purchaser:

      4.1 Representations and Warranties Correct. The representations and warranties made by the Company in Section 2.1 hereof shall be true and correct in all material respects when made and on the Closing Date with the same force and effect as if they had been made on and as of said date.

      4.2 Covenants. All covenants and agreements contained in this Agreement to be performed or complied with by the Company on or prior to the Closing Date shall have been performed or complied with in all material respects.

      4.3 Registration Rights Agreement. The Company shall have executed and delivered to the Purchaser the Registration Rights Agreement substantially in the form of Exhibit B attached hereto (the "Registration Rights Agreement").

      4.4 Transfer Agent Instructions. The Company shall have executed and delivered to the Purchaser Irrevocable Transfer Agent Instructions, dated the Closing Date, acknowledged by the Company's transfer agent, in the form of Exhibit C attached hereto (the "Transfer Agent Instructions").

      4.5 Bank Financing. The Company shall have closed a working capital line of credit in the aggregate amount of up to $5,000,000.

                                    ARTICLE V
                    CONDITIONS TO OBLIGATIONS OF THE COMPANY

            The Company's obligation to issue the Shares at the Closing is subject to the fulfillment on or prior to the Closing Date of each of the following conditions, unless waived in writing by the Company:

      5.1 Representations and Warranties Correct. The representations and warranties made by the Purchaser in Section 2.2 hereof shall be true and correct in all material respects when made and on the Closing Date with the same force and effect as if they had been made on and as of said date.

      5.2 Covenants. All covenants and agreements contained in this Agreement to be performed or complied with by the Purchaser on or prior to the Closing Date shall have been performed or complied with in all material respects.

      5.3 Registration Rights Agreement. The Purchaser shall have executed and delivered to the Company the Registration Rights Agreement.

      5.4 Convertible Note. The Purchaser shall have delivered to the Company the original Convertible Note to be canceled by the Company.

      5.5 Termination and Release Agreement. The Purchaser shall have executed and delivered to the Company the Termination and Release Agreement substantially in the form of Exhibit D attached hereto, providing that (x) all of the obligations of the Company to the Purchaser under the Note Purchase Agreement (including in any event all obligations under the Convertible Note) are deemed to be performed and paid in full and (y) the Purchaser shall have terminated and released all security interests and Liens (as defined in Section 2.1(a)) on the assets owned or to be owned by the Company or any of its Subsidiaries granted in connection with the Note Purchase Agreement.

      5.6 Release of Liens. The Purchaser shall have delivered to the Company such releases of security interests and Liens on the assets owned or to be owned by the Company as may be reasonably requested by, and satisfactory to, the Company and including, in any event (x) proper termination statements (Form UCC-3 or the appropriate equivalent) for filing under the Uniform Commercial Code of each jurisdiction where a financing statement (Form UCC-1 or the appropriate equivalent) was filed with respect to the Company or any of its Subsidiaries in connection with the security interests created by the Note Purchase Agreement, (y) terminations or assignment of any security in, assignment of, or Lien on, any patents trademarks, copyrights or similar interests of the Company or any of its Subsidiaries, on which filings have been made and (z) terminations of all mortgages, leaseholder mortgages and deeds of trust created with respect to property of the Company or any of its Subsidiaries to secure obligations under the Note Purchase Agreement.

      5.7 Bank Financing. The Company shall have closed a working capital line of credit in the aggregate amount of up to $5,000,000.

                                   ARTICLE VI
                                  MISCELLANEOUS

      6.1 Termination of Agreement. This Agreement may be terminated, and the transactions contemplated abandoned, by either the Company or the Purchaser by written notice to the other if the Closing does not occur on or before October 31, 1998.

      6.2 Fees and Expenses. Except as otherwise set forth in the Registration Rights Agreement, each party shall pay the fees and expenses of its advisers, counsel, accountants and other experts, if any, and all other expenses incurred by such party incident to the negotiation, preparation, execution, delivery and performance of this Agreement. Notwithstanding the foregoing, the Company shall pay the reasonable fees and expenses of Purchaser's legal counsel in connection with the negotiation, preparation, execution, delivery and performance of this Agreement.

      6.3 Entire Agreement; Amendments. This Agreement, together with the Exhibits and Schedules hereto, the Registration Rights Agreement, the Certificate of Designations and the Termination and Release Agreement contain the entire understanding of the parties with respect to the subject matter hereof and supersede all prior agreements and understandings, oral or written, with respect to such matters, which the parties acknowledge have been merged into such documents, exhibits and schedules.

      6.4 Notices. Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be in writing and shall be deemed given and effective on the earliest of (i) the date of transmission, if such notice or communication is delivered via confirmed facsimile at the facsimile telephone number specified in this Section prior to 8:00 p.m. (New York City time) on a Business Day (as such term is defined in the Certificate of Designations), (ii) the Business Day after the date of transmission, if such notice or communication is delivered via confirmed facsimile at the facsimile telephone number specified below later than 8:00 p.m. (New York City time) on any date and earlier than 11:59 p.m. (New York City time) on such date, (iii) the Business Day following the date of mailing, if sent by nationally recognized overnight courier service, or (iv) upon actual receipt by the party to whom such notice is required to be given. The address for such notices and communications shall be as follows:

      If to the Company:       Ecogen Inc.
                               2005 Cabot Boulevard West
                               Langhorne, PA 19047
                               Facsimile No.: (215) 757-3339
                               Attn: Chief Financial Officer

      With copies to:          Paul, Hastings, Janofsky & Walker LLP
                               1055 Washington Boulevard
                               Stamford, CT 06901
                               Facsimile No.: (203) 359-3031
                               Attn: Elizabeth A. Brower, Esq.

      If to the Purchaser:     United Equities (Commodities) Company
                               160 Broadway
                               New York, NY 10038
                               Facsimile No.: (212) 227-3208
                               Attn: Mr. Philippe D. Katz

      With copies to:          Tenzer Greenblatt LLP
                               The Chrysler Building
                               405 Lexington Avenue
                               New York, New York 10174-0208
                               Facsimile No.: (212) 885-5001
                               Attn: Harold L. Schneider, Esq.

or such other address as may be designated in writing hereafter, in the same manner, by such Person.

      6.5 Amendments; Waivers. No provision of this Agreement may be waived or amended except in a written instrument signed, in the case of an amendment, by both the Company and the Purchaser; or, in the case of a waiver, by the party against whom enforcement of any such waiver is sought. No waiver of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of either party to exercise any right hereunder in any manner impair the exercise of any such right accruing to it thereafter.

      6.6 Headings. The headings herein are for convenience only, do not constitute a part of this Agreement and shall not be deemed to limit or affect any of the provisions hereof.

      6.7 Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their successors and permitted assigns. The Company may not assign this Agreement or any rights or obligations hereunder without the prior written consent of the Purchaser. Except as set forth in
Section 3.1(a), the Purchaser may not assign this Agreement or any of the rights or obligations hereunder without the consent of the Company. This provision shall not limit the Purchaser's right to transfer securities or transfer or assign rights hereunder or under the Registration Rights Agreement, each in accordance with the terms of this Agreement.

      6.8 No Third-Party Beneficiaries. This Agreement is intended for the benefit of the parties hereto and their respective successors and permitted assigns and is not for the benefit of, nor may any provision hereof be enforced by, any other Person.

      6.9 Governing Law. This Agreement shall be governed by and construed and enforced in accordance with the internal laws of the State of New York without regard to the principles of conflicts of law thereof.

      6.10 Survival. The representations, warranties, agreements and covenants contained herein shall survive the Closing and the delivery and conversion of the Shares and the Dividend Shares.

      6.11 Execution. This Agreement may be executed in two or more counterparts, all of which when taken together shall be considered one and the same Agreement and shall become effective when counterparts have been signed by each party and delivered to the other party, it being understood that both parties need not sign the same counterpart. In the event that any signature is delivered by facsimile transmission, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) the same with the same force and effect as if such facsimile signature page were an original thereof.

      6.12 Publicity. The Company and the Purchaser shall consult with each other in issuing any press releases or otherwise making public statements with respect to the transactions contemplated hereby and neither party shall issue any such press release or otherwise make any such public statement without the prior written consent of the other, which consent shall not be unreasonably withheld or delayed, except that no prior consent shall be required if such disclosure is required by law, in which such case the disclosing party shall provide the other party with prior notice of such public statement.

      6.13 Severability. In case any one or more of the provisions of this Agreement shall be invalid or unenforceable in any respect, the validity and enforceability of the remaining terms and provisions of this Agreement shall not in any way be affected or impaired thereby and the parties will attempt to agree upon a valid and enforceable provision which shall be a reasonable substitute therefor, and upon so agreeing, shall incorporate such substitute provision in this Agreement.

      6.14 Remedies. In addition to being entitled to exercise all rights provided herein or granted by law, including recovery of damages, the Purchaser will be entitled to specific performance of the obligations of the Company under the Transaction Documents. Each of the Company and the Purchaser agree that monetary damages may not be adequate compensation for any loss incurred by reason of any breach of its obligations described in the foregoing sentence and hereby agrees to waive in any action for specific performance of any such obligation the defense that a remedy at law would be adequate.

                   [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK
                             SIGNATURE PAGE FOLLOWS]

            IN WITNESS WHEREOF, the parties hereto have caused this Convertible Preferred Stock Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

                               ECOGEN INC.

                               By:  /s/ Mary E. Paetzold
                                  ------------------------------------------
                                  Name: Mary E. Paetzold
                                  Title:   Vice President and
                                           Chief Financial Officer

                               UNITED EQUITIES (COMMODITIES)
                               COMPANY

                               By:  /s/ Philippe Katz
                                  ------------------------------------------
                                  Name: Philippe Katz
                                  Title:   Partner